VANGUARD(R)
INSTITUTIONAL INDEX
FUND

ANNUAL REPORT
DECEMBER 31, 1999

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]
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FELLOW SHAREHOLDERS:

TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

         Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

         While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

         While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

         BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
----------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN            1
AFTER-TAX RETURNS REPORT            5
THE MARKETS IN PERSPECTIVE          6
PERFORMANCE SUMMARY                 8
FUND PROFILE                        10
FINANCIAL STATEMENTS                12
REPORT OF INDEPENDENT ACCOUNTANTS   24
----------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN C. BRENNAN

Technology stocks rocketed higher during 1999 and carried most market indexes along with them. Vanguard Institutional Index Fund benefited from this healthy--albeit narrow--advance and posted a total return of 21.2% for the 12 months ended December 31, 1999.

         The table at right compares the fund's  12-month total return  (capital
change   plus   reinvested   dividends)   with  the   returns  of  the   average
large-capitalization core mutual fund and our target index, the Standard & Poor's 500 Index, which is dominated by large companies. As you can see, our return came in slightly ahead of the index but 1.2 percentage points behind that of the average of large-cap core funds. It is important to note that the tremendous performance of a few funds inflated the average return of the
large-cap  core  funds.   In  fact,  more  than  50%  of  those  funds  actually
underperformed the S&P 500 Index.
-----------------------------------------------------------------------
                                                     TOTAL RETURNS
                                                      YEAR ENDED
                                                    DECEMBER 31, 1999
-----------------------------------------------------------------------
Vanguard Institutional Index Fund                       21.2%
-----------------------------------------------------------------------
Average Large-Cap Core Fund*                            22.4%
-----------------------------------------------------------------------
S&P 500 Index                                           21.0%
-----------------------------------------------------------------------
Plus Shares                                             21.2%
-----------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

         Our fund's return is based on an increase in net asset value from $112.85 per share on December 31, 1998, to $134.02 per share on December 31, 1999, and is adjusted for dividends totaling $1.514 per share paid from net investment income and distributions totaling $0.96 per share paid from net realized capital gains.

         In addition, we present the return for the Plus Shares of Vanguard Institutional Index Fund, which are available for a minimum investment of $200 million. These shares also slightly outpaced the S&P 500 Index, earning 21.2%. The Plus Shares' return is based on a rise in net asset value from $112.85 on December 31, 1998, to $134.02 on December 31, 1999, and is adjusted for dividends totaling $1.555 per share paid from net investment income and distributions totaling $0.96 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market rode the technology wave in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. Stocks got off to a strong start during the first four months of the year but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But then technology stocks led the market on an upward tear over the final three months of 1999, bringing the Wilshire 5000's full-year return to a remarkable 23.8%.

         The S&P 500 Index, which is dominated by large-cap stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.

         The rise of the major indexes in 1999 suggests a broad advance for the market, but in fact it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of those listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq stocks fell in value by more than 20%.)

         As mentioned, the technology sector was the leading "have"--technology stocks in the S&P 500 Index gained 74% for the year and were largely responsible for growth stocks within the index (+28.2%) far outpacing value stocks (+12.7%).

         Somewhat surprisingly, these stock market returns occurred in a rising interest rate environment. Rates rose substantially during 1999--a rise encouraged by Federal Reserve Board policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points). Rising interest rates can depress stock prices, especially for growth issues, because they lessen the current value of future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.

         Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, and prices dropped accordingly. The yield of the benchmark 30-year U.S. Treasury bond stood at 6.48% on December 31, 1.38 percentage points above its starting point of 5.10%. The total return of the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

1999 PERFORMANCE OVERVIEW

Vanguard Institutional Index Fund made an excellent showing in 1999, earning a 21.2% return that topped that of the S&P 500 Index but fell 1.2 percentage points behind the average return of large-cap core mutual funds. As you may have noticed, the peer group in this report is slightly different from that in past reports. The change reflects a recent reclassification by Lipper Inc., which provides the data used to calculate returns for our peer groups. We use the Lipper category that we believe most closely resembles the characteristics and investment style of our funds. During 1999, this category was slightly more heavily weighted in the large growth companies that led the market's advance. Among all S&P 500 Index funds, our return was tops in the group--not just in 1999 but also over the three- and five-year periods ended December 31, 1999.

         Technology stocks, which on December 31 made up about 25% of the index, returned a startling 74% during the year. Though the run-up in technology was the year's big news, many other market segments also registered impressive gains, including the producer-durables sector--which includes a dose of technology-related companies and thus jumped 49%--and the consumer-discretionary segment, which returned 28%. Three sectors had negative returns for the year (consumer staples, -16%; health care, -10%, and auto & transportation, -4%), and the financial-services group was up just 5%.

         It's important to note that while the S&P 500 Index includes the bulk of the market value of U.S. stocks, it excludes about 6,600 stocks, representing more than 20% of the market's capitalization. Therefore, while the S&P 500 Index is a good measure of the performance of large-cap stocks, the Wilshire 5000 Index, which tracks the entire market of about 7,100 stocks, is a better indicator of overall stock market performance.

         The credit for the relative success of the Institutional Index Fund, which celebrates its ten-year anniversary in mid-2000, goes to Vanguard's Core Management Group, which has done an excellent job of keeping our fund closely in line with its unmanaged benchmark. Our fund incurs operating expenses, albeit at a very low level, while the theoretical index does not. This handicap makes matching the index returns a difficult task. However, through deft and efficient management, the Core Management Group has helped our fund overcome our cost handicap. Make no mistake about it, for an index fund to outpace its index is a significant achievement that benefits shareholders by allowing them to capture a larger share of the market's return.

         A year ago in our annual report to you, we wrapped up our discussion of the year's performance by stating that "as far as large-cap stocks are concerned, it doesn't get much better than this," and by cautioning that the stock market might have trouble extending its remarkable run to a fifth year. Happily, the market proved us wrong after its fourth-quarter comeback. However, I'll repeat our message from a year ago, with even greater feeling. Large-cap stocks have led the market for most of the 1990s, but they surely won't land on top every year. Smaller stocks ran about even with large-caps in 1999 and will, no doubt, outperform large-caps at some point in the future. When this shift will occur, and for how long, cannot be predicted.

LONG-TERM PERFORMANCE OVERVIEW

The  table  below  presents  a  longer-term  look  at  the  performance  of  the
Institutional Index Fund. It provides annualized returns for our fund, the average return of large-cap core mutual funds, and the S&P 500 Index since the fund's inception in July 1990. It also compares the growth of hypothetical $10 million investments made in each at the inception date, assuming that income dividends and capital gains distributions were reinvested.

--------------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                        JULY 31, 1990, TO DECEMBER 31, 1999
                                   ---------------------------------------------
                                       AVERAGE                  FINAL VALUE OF
                                       ANNUAL                   A $10,000,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Institutional Index Fund      19.1%                      $51,899,721
--------------------------------------------------------------------------------
Average Large-Cap Core Fund            17.5%                      $45,532,001
--------------------------------------------------------------------------------
S&P 500 Index                          19.1%                      $51,845,418
--------------------------------------------------------------------------------

         The difference between our Institutional Index Fund and its actively managed average peer is impressive. From July 31, 1990, to December 31, 1999, a $10 million investment in the fund would have grown to $51,899,721 compared with $45,532,001 in the average large-cap core mutual fund. This advantage is equal to $6,367,720--nearly two-thirds of the initial investment!

         Over the past three- and five-year periods, the return of the Institutional Index Fund was better than that of every other S&P 500 index fund. This stellar result is explained by a simple but powerful force: low costs. By holding operating and transaction costs to a minimum, our fund garners nearly all of the market's return for our shareholders. Competing funds, investing in essentially the same universe of securities, but handicapped by higher expenses, simply are not able, as a group, to match the market over the long haul. The cost difference between our funds and competing funds is significant. Vanguard Institutional Index Fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.06%, a tiny fraction of the 0.56% charged by the average fund that tracks the S&P 500 Index.

         The final year of the 1990s capped an amazing decade for stocks. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 11/2 times the average return of about 11% achieved by stocks since 1925. In part, the outsized returns reflect the underlying growth in the U.S. economy and in corporate profits. But part of the gains can be traced to growing optimism about stocks and less fear about their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about

16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions may change. But the moods of markets, like those of the millions of individuals who make up the markets, can shift dramatically.

         In constructing long-term plans, we believe it is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns. The odds are heavily stacked against the stock market's repeating its performance of the 1990s in the decade ahead. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%.

IN SUMMARY

As we enter a new century, the temptation for investors to chase hot performance may be stronger than ever. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--as well as entire asset classes--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves that are suited to their individual goals, investment time horizon, and temperament for risk-taking. Such balanced portfolios are a solid foundation for long-term investment success.

/s/
John J. Brennan
Chairman and Chief Executive Officer

January 21, 2000

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------
As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Institutional Index Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

         The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

----------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RETURNS:PRETAX AND AFTER-TAX
                                                      PERIODS ENDED DECEMBER 31, 1999
                                         -----------------------------------------------------------------
                                              1 YEAR                5 YEARS              SINCE INCEPTION
                                         ------------------     ------------------     -------------------
                                         PRETAX   AFTER-TAX     PRETAX   AFTER-TAX     PRETAX   AFTER-TAX
----------------------------------------------------------------------------------------------------------
Vanguard Institutional
  Index Fund                             21.2%      20.4%       28.7%      27.5%       19.1%*     17.9%*
Vanguard Institutional
  Index Fund Plus Shares                 21.2       20.4        23.1*      22.1*       --         --
Average Large Blend Fund**               19.5       17.5        23.9       21.2        N.A.       N.A.
----------------------------------------------------------------------------------------------------------

 *Returns  are  annualized  since  inception: for the Institutional Index  Fund,
  July  31, 1990; for the Institutional Plus Shares, July 7, 1997.
**Based on data from Morningstar, Inc.

         o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

         o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

         As you can see, the Institutional Index Fund's pretax total return of 21.2% for the 12 months ended December 31, 1999, was reduced by taxes to 20.4%. In other words, for investors in the highest tax bracket, taxes cut the fund's return by just 0.8 percentage point. The average comparable fund earned a pretax return of 19.5% and an after-tax return of 17.5%, a difference of 2 percentage points.

         Over the five-year period ended December 31, 1999, your fund generated higher returns than comparable mutual funds, both before and after taxes.

         We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

         Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

         Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.
-----------------------------------------------------------------------
                                              AVERAGE ANNUAL RETURNS
                                        PERIODS ENDED DECEMBER 31, 1999
                                        -------------------------------
                                         1 YEAR     3 YEARS     5 YEARS
-----------------------------------------------------------------------
STOCKS
  S&P 500 Index                           21.0%      27.6%       28.6%
  Russell 2000 Index                      21.3       13.1        16.7
  Wilshire 5000 Index                     23.8       26.1        27.1
  MSCI EAFE Index                         27.3       16.1        13.2
-----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index             -0.8%       5.7%        7.7%
  Lehman 10 Year Municipal Bond Index     -1.3        4.8         7.1
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                4.7        5.0         5.2
-----------------------------------------------------------------------
OTHER
  Consumer Price Index                     2.7%       2.0%        2.4
-----------------------------------------------------------------------

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

         U.S. economic output increased at an inflation-adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

         The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

         Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

         Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

         The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

         At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

         Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

         Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

         Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

PERFORMANCE SUMMARY
INSTITUTIONAL INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JULY 31, 1990-DECEMBER 31, 1999
---------------------------------------------------------
           INSTITUTIONAL INDEX FUND       S&P 500
FISCAL   CAPITAL    INCOME      TOTAL       TOTAL
YEAR     RETURN     RETURN      RETURN     RETURN
---------------------------------------------------------
1990     -7.3%        1.6%       -5.7%    -5.7%
1991     26.4         3.9        30.3     30.5
1992      4.5         3.0         7.5      7.6
1993      7.1         2.9        10.0     10.1
1994     -1.5         2.8         1.3      1.3
1995     34.4         3.2        37.6     37.6
1996     20.6         2.5        23.1     23.0
1997     31.2         2.2        33.4     33.4
1998     27.1         1.7        28.8     28.6
1999     19.7         1.5        21.2     21.0
---------------------------------------------------------
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JULY 31, 1990-DECEMBER 31, 1999
---------------------------------------------------------
         199009       8656891       8724061       8653415
         199012       9426142       9381334       9429095
         199103      10791440      10771648      10798738
         199106      10764020      10676896      10773988
         199109      11336457      11350876      11350124
         199112      12285976      12389928      12301752
         199203      11974396      12208585      11991023
         199206      12201142      12133225      12219062
         199209      12580884      12447371      12604350
         199212      13211959      13298109      13239067
         199303      13789739      13831106      13817205
         199306      13851949      13930155      13884455
         199309      14207352      14385427      14243248
         199312      14536346      14709039      14573392
         199403      13982543      14214228      14020724
         199406      14040773      14090352      14079766
         199409      14726426      14667381      14768140
         199412      14726553      14504583      14765831
         199503      16158457      15705300      16203545
         199506      17699150      17060598      17750314
         199509      19109182      18319559      19160943
         199512      20264025      19195365      20314499
         199603      21357704      20222145      21404755
         199606      22310709      20994772      22365488
         199609      23005917      21637231      23056913
         199612      24936633      23134254      24978763
         199703      25599452      23441510      25648311
         199706      30071855      27232319      30126087
         199709      32328665      29229735      32382544
         199712      33255917      29674308      33312498
         199803      37896706      33683106      37959348
         199806      39154418      34585045      39212855
         199809      35270486      30559688      35312319
         199812      42830515      37214549      42832748
         199903      44971906      39092613      44966837
         199906      48133293      41647311      48136218
         199909      45133318      39036946      45130396
         199912      51899721      45532001      51845418



                               AVERAGE ANNUAL TOTAL RETURNS
                             PERIODS ENDED DECEMBER 31, 1999
                             --------------------------------
                                                               FINAL VALUE OF
                                                 SINCE          A $10,000,000
                              1 YEAR   5 YEARS  INCEPTION         INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund       21.17%  28.65%   19.10%          $51,899,721
Average Large-Cap Core Fund*   22.35   25.71    17.46            45,532,001
S&P 500 Index                  21.04   28.56    19.09            51,845,418
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.









AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                           SINCE INCEPTION
                          INCEPTION                     ------------------------
                            DATE      1 YEAR   5 YEARS  CAPITAL INCOME   TOTAL
--------------------------------------------------------------------------------
Institutional Index Fund  7/31/1990   21.17%   28.65%   16.39%   2.71%    19.10%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
INSTITUTIONAL INDEX FUND PLUS SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1999
------------------------------------------------------------
       INSTITUTIONAL INDEX FUND PLUS SHARES       S&P 500
FISCAL   CAPITAL      INCOME        TOTAL          TOTAL
YEAR     RETURN       RETURN        RETURN        RETURN
------------------------------------------------------------
1997     6.2%          1.1%          7.3%           7.3%
1998     27.1          1.7          28.8           28.6
1999     19.7%         1.5%         21.2%          21.0%
------------------------------------------------------------
See Financial Highlights table on page 21 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1999
------------------------------------------------------------
       7/7/1997     200000000     200000000     200000000
         199709     208575880     209180226     208540560
         199712     214570601     212255175     214529574
         199803     244537424     239699769     244454883
         199806     252664307     246459303     252527370
         199809     227624668     218707985     227408245
         199812     276439484     266080135     275839152
         199903     290304748     278346429     289582507
         199906     310711547     296661624     309993035
         199909     291395604     278861927     290636760
         199912     335086040     326073931     333879660


                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 1999 FINAL VALUE OF ------------------------------- A $200,000,000
                                      1 YEAR   SINCE INCEPTION      INVESTMENT
--------------------------------------------------------------------------------
Institutional Index Fund Plus Shares   21.21%       23.08%          $335,086,040
Average Large-Cap Core Fund*           22.35        21.74            326,073,931
S&P 500 Index                          21.04        22.90            333,879,660
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                          SINCE INCEPTION
                                   INCEPTION           -------------------------
                                     DATE     1 YEAR   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Institutional Index
 Fund Plus Shares                  7/7/1997    21.21%   21.29%   1.79%   23.08%
--------------------------------------------------------------------------------

FUND PROFILE
INSTITUTIONAL INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                   INSTITUTIONAL
                           INDEX  S&P 500
-----------------------------------------
Number of Stocks             505      500
Median Market Cap         $86.7B   $86.7B
Price/Earnings Ratio       29.8x    29.8x
Price/Book Ratio            5.5x     5.5x
Yield                       1.1%     1.1%
Yield--Plus Shares          1.1%     1.1%
Return on Equity           23.4%    23.4%
Earnings Growth Rate       16.6%    16.6%
Foreign Holdings            1.3%     1.3%
Turnover Rate                14%       --
Expense Ratio              0.06%       --
Expense Ratio--
Plus Shares               0.025%       --
Cash Reserves               0.0%       --

INVESTMENT FOCUS
-----------------------------------------
[grid]
STYLE          BLEND
MARKET CAP     LARGE

VOLATILITY MEASURES
-----------------------------------------
                 INSTITUTIONAL
                         INDEX    S&P 500
-----------------------------------------
R-Squared                 1.00       1.00
Beta                      1.00       1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------
Microsoft Corp.                         4.9%
General Electric Co.                    4.1
Cisco Systems, Inc.                     2.8
Wal-Mart Stores, Inc.                   2.5
Exxon Mobil Corp.                       2.2
Intel Corp.                             2.2
Lucent Technologies, Inc.               1.9
International Business Machines Corp.   1.6
Citigroup, Inc.                         1.5
America Online, Inc.                    1.4
---------------------------------------------
Top Ten                                25.1%

SECTOR DIVERSIFICATION  (% OF COMMON  STOCKS)
--------------------------------------------------------------------------------
                              DECEMBER 31, 1998          DECEMBER 31, 1999
                              --------------------------------------------------
                               INSTITUTIONAL           INSTITUTIONAL
                                   INDEX                  INDEX          S&P 500
                              --------------------------------------------------
Auto & Transportation               2.5%                   1.9%           1.9%
Consumer Discretionary             12.0                   13.9           13.9
Consumer Staples                    9.8                    6.3            6.3
Financial Services                 16.2                   13.8           13.8
Health Care                        12.5                    9.3            9.3
Integrated Oils                     5.2                    4.8            4.8
Other Energy                        0.9                    1.3            1.3
Materials & Processing              3.7                    3.2            3.2
Producer Durables                   3.2                    3.6            3.6
Technology                         16.7                   25.4           25.4
Utilities                          11.7                   10.2           10.2
Other                               5.6                    6.3            6.3
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------

                                                              MARKET
                                                              VALUE*
INSTITUTIONAL INDEX FUND                       SHARES          (000)
--------------------------------------------------------------------
COMMON STOCKS (99.7%)(1)
--------------------------------------------------------------------
o        Microsoft Corp.                   14,970,030      1,747,751
         General Electric Co.               9,495,175      1,469,378
o        Cisco Systems, Inc.                9,491,520      1,016,779
         Wal-Mart Stores, Inc.             12,879,580        890,301
         Exxon Mobil Corp.                  9,988,715        804,716
         Intel Corp.                        9,692,739        797,834
         Lucent Technologies, Inc.          9,067,313        678,348
         International Business
           Machines Corp.                   5,215,059        563,226
         Citigroup, Inc.                      756,176        542,078
o        America Online, Inc.               6,470,773        488,139
         American International
           Group, Inc.                      4,481,942        484,610
         SBC Communications Inc.            9,870,749        481,199
         AT&T Corp.                         9,258,050        469,846
o        Oracle Corp.                       4,121,373        461,851
         Home Depot, Inc.                   6,659,114        456,565
         Merck & Co., Inc.                  6,762,081        453,482
o        MCI WorldCom, Inc.                 8,208,746        435,577
         Procter & Gamble Co.               3,802,202        416,579
         The Coca-Cola Co.                  7,146,715        416,296
         Nortel Networks Corp.              3,863,715        390,235
         Royal Dutch Petroleum
           Co. ADR                          6,208,581        375,231
         Johnson & Johnson                  4,028,969        375,198
o        Dell Computer Corp.                7,354,111        375,060
         Bristol-Myers Squibb Co.           5,739,149        368,382
         Pfizer, Inc.                      11,196,637       363,191
o        Sun Microsystems, Inc.             4,516,044        349,711
         Hewlett-Packard Co.                2,954,694        336,650
o        QUALCOMM, Inc.                     1,910,120        336,420
o        Yahoo!, Inc.                         761,799        329,621
o        EMC Corp.                          2,944,321        321,667
         Bell Atlantic Corp.                4,494,190        276,674
         Time Warner, Inc.                  3,712,974        268,959
         Motorola, Inc.                     1,763,316        259,648
         BellSouth Corp.                    5,459,548        255,575
         Bank of America Corp.              4,944,785        248,166
         Morgan Stanley Dean
           Witter & Co.                     1,612,331        230,160
         Texas Instruments, Inc.            2,326,379        225,368
         American Express Co.               1,293,734        215,083
         Eli Lilly & Co.                    3,163,136        210,349
         Warner-Lambert Co.                 2,483,695        203,508
         E.I. du Pont de Nemours & Co.      3,019,093        198,883
         GTE Corp.                          2,811,363        198,377
         Wells Fargo Co.                    4,760,575        192,506
         Tyco International Ltd.            4,883,529        189,847
         Ford Motor Co.                     3,506,541        187,381
         Fannie Mae                         2,966,647        185,230
         The Chase Manhattan Corp.          2,378,943        184,814
         Schering-Plough Corp.              4,249,798        179,288
o        Amgen, Inc.                        2,951,877        177,297
         The Walt Disney Co.                5,969,118        174,597
         Sprint Corp.                       2,522,727        169,811
         Chevron Corp.                      1,901,375        164,707
         Abbott Laboratories                4,461,005        161,990
         Philip Morris Cos., Inc.           6,819,661        158,131
         McDonald's Corp.                   3,920,950        158,063
         PepsiCo, Inc.                      4,232,799        149,206
         American Home Products Corp.       3,781,957        149,151
o        CBS Corp.                          2,206,621        141,086
o        Applied Materials, Inc.            1,094,097        138,608

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                               SHARES          (000)
--------------------------------------------------------------------
o        MediaOne Group, Inc.               1,768,607        135,851
         General Motors Corp.               1,864,635        135,536
         Compaq Computer Corp.              4,927,488        133,350
         Honeywell International Inc.       2,290,235        132,118
         Gillette Co.                       3,091,640        127,337
o        Sprint PCS                         1,242,027        127,308
         Medtronic, Inc.                    3,448,085        125,640
o        Viacom Inc. Class B                1,980,746        119,711
         The Gap, Inc.                      2,482,363        114,189
         Minnesota Mining &
           Manufacturing Co.                1,165,783        114,101
         The Boeing Co.                     2,693,477        111,948
o        Global Crossing Ltd.               2,199,602        109,980
         Colgate-Palmolive Co.              1,689,707        109,831
         Computer Associates
           International, Inc.              1,555,932        108,818
o        NEXTEL Communications, Inc.        1,046,490        107,919
         Bank One Corp.                     3,309,678        106,117
         U S WEST, Inc.                     1,462,967        105,334
         Kimberly-Clark Corp.               1,569,192        102,390
         Comcast Corp.-Special Class A      1,953,622         98,780
         Automatic Data Processing, Inc.    1,806,080         97,303
         Anheuser-Busch Cos., Inc.          1,353,418         95,923
         Freddie Mac                        2,012,326         94,705
         Dayton Hudson Corp.                1,279,786         93,984
         First Union Corp.                  2,850,295         93,525
         FleetBoston Financial Corp.        2,668,017         92,880
         Enron Corp.                        2,066,329         91,693
         Corning, Inc.                        708,394         91,339
         Electronic Data Systems Corp.      1,360,543         91,071
         Charles Schwab Corp.               2,367,310         90,846
         United Technologies Corp.          1,394,423         90,637
         Unilever NV ADR                    1,655,211         90,106
         Merrill Lynch & Co., Inc.          1,069,755         89,325
         Schlumberger Ltd.                  1,585,100         89,162
         Alcoa Inc.                         1,061,493         88,104
o        Clear Channel
           Communications, Inc.               977,339         87,227
         Texaco Inc.                        1,602,337         87,027
         Dow Chemical Co.                     638,023         85,256
         The Bank of New York Co., Inc.     2,128,461         85,138
         Walgreen Co.                       2,904,906         84,968
         Carnival Corp.                     1,775,544         84,893
         Atlantic Richfield Co.               933,855         80,778
o        Solectron Corp.                      848,025         80,668
         ALLTEL Corp.                         904,059         74,754
o        Tellabs, Inc.                      1,158,752         74,377
         Marsh & McLennan Cos., Inc.          764,342         73,138
         Emerson Electric Co.               1,260,741         72,335
         International Paper Co.            1,199,023         67,670
         Pharmacia & Upjohn, Inc.           1,494,813         67,267
         Gannett Co., Inc.                    809,755         66,046
         Lowe's Cos., Inc.                   ,104,216         65,977
         Monsanto Co.                       1,834,432         65,352
o        Gateway, Inc.                        906,686         65,338
         Fifth Third Bancorp                  890,052         65,308
         J.P. Morgan & Co., Inc.              508,298         64,363
         SunTrust Banks, Inc.                 931,455         64,096
         MBNA Corp.                         2,321,072         63,249
         First Data Corp.                   1,235,425         60,922
         Eastman Kodak Co.                    917,573         60,789
         Firstar Corp.                      2,853,031         60,270
o        Micron Technology, Inc.              772,715         60,079
         Illinois Tool Works, Inc.            868,805         58,699
o        Costco Wholesale Corp.               639,145         58,322
         Sara Lee Corp.                     2,622,122         57,851
         Associates First Capital Corp.     2,107,679         57,829
         The Seagram Co. Ltd.               1,252,340         56,277
         Allstate Corp.                     2,314,423         55,546
o        Cendant Corp.                      2,087,697         55,454
o        BMC Software, Inc.                   692,962         55,394
         American General Corp.               721,172         54,719
         Baxter International, Inc.           844,040         53,016
         Duke Energy Corp.                  1,056,245         52,944
o        Safeway, Inc.                      1,479,344         52,609
         Household International, Inc.      1,386,750         51,656
         Halliburton Co.                    1,277,169         51,406
         Omnicom Group Inc.                   513,728         51,373
         Mellon Financial Corp.             1,488,827         50,713
         U.S. Bancorp                       2,120,018         50,483
         Weyerhaeuser Co.                     681,867         48,967
         Campbell Soup Co.                  1,257,012         48,631
         Caterpillar, Inc.                  1,029,269         48,440
         Columbia/HCA
           Healthcare Corp.                 1,633,418         47,880
o        Apple Computer, Inc.                 465,624         47,872
o        3Com Corp.                         1,004,015         47,189
         Interpublic Group of Cos., Inc.      817,043         47,133
o        Analog Devices, Inc.                 500,191         46,518
         Southern Co.                       1,978,053         46,484
o        The Kroger Co.                     2,403,074         45,358
         CVS Corp.                          1,134,013         45,290
o        Computer Sciences Corp.              478,112         45,241
         Conoco Inc. Class B                1,817,400         45,208
o        AES Corp.                            596,380         44,579
         Washington Mutual, Inc.            1,680,413         43,691
         Xerox Corp.                        1,920,927         43,581
         CIGNA Corp.                          539,087         43,430
o        General Instrument Corp.             501,863         42,658
         Bestfoods                            808,525         42,498
         National City Corp.                1,789,532         42,390
o        Xilinx, Inc.                         914,861         41,598
         H.J. Heinz Co.                     1,038,985         41,365
o        Guidant Corp.                        875,487         41,148
         NIKE, Inc. Class B                   814,208         40,354
         Wachovia Corp.                       585,453         39,811
         Albertson's, Inc.                  1,216,868         39,244
         Cardinal Health, Inc.                806,847         38,628
o        Novell, Inc.                         970,205         38,626
         PNC Bank Corp.                       867,444         38,601
o        Compuware Corp.                    1,033,514         38,498
         Williams Cos., Inc.                1,257,772         38,441
         Sysco Corp.                          958,235         37,910
         Tribune Co.                          686,230         37,786
         Pitney Bowes, Inc.                   775,714         37,477
         Providian Financial Corp.            410,411         37,373
         AFLAC, Inc.                          769,599         36,315
         Kellogg Co.                        1,176,061         36,237
         PE Corp.-PE Biosystems Group         295,259         35,523
o        Network Appliance, Inc.              425,811         35,369
o        FDX Corp.                            861,022         35,248

--------------------------------------------------------------------

                                                              MARKET
                                                              VALUE*
INSTITUTIONAL INDEX FUND                       SHARES          (000)
--------------------------------------------------------------------
         The McGraw-Hill Cos., Inc.           569,742         35,110
         Phillips Petroleum Co.               733,244         34,462
         The Clorox Co.                       683,239         34,418
         Northern Trust Corp.                 645,358         34,204
         State Street Corp.                   466,772         34,104
o        Kohl's Corp.                         471,226         34,017
o        Lexmark International Group,
           Inc. Class A                       372,983         33,755
         Sears, Roebuck & Co.               1,101,235         33,519
         Textron, Inc.                        434,739         33,339
o        Teradyne, Inc.                       495,518         32,704
         Burlington Northern
           Santa Fe Corp.                   1,346,140         32,644
         Masco Corp.                        1,283,990         32,581
         ConAgra, Inc.                      1,415,299         31,933
         General Mills, Inc.                  884,905         31,635
         PPG Industries, Inc.                 503,351         31,491
o        ADC Telecommunications, Inc.         433,186         31,433
         Union Pacific Corp.                  717,411         31,297
o        Citrix Systems, Inc.                 254,096         31,254
         May Department Stores Co.            968,613         31,238
         The Hartford Financial Services
           Group Inc.                         654,499         31,007
         Waste Management, Inc.             1,797,486         30,894
o        Federated Department
           Stores, Inc.                       605,169         30,599
         General Dynamics Corp.               576,701         30,421
         Aon Corp.                            741,543         29,662
o        Best Buy Co., Inc.                   589,904         29,606
         Deere & Co.                          677,541         29,388
         Lehman Brothers Holdings, Inc.       346,959         29,383
o        Comverse Technology, Inc.            202,247         29,275
o        AMR Corp.                            435,782         29,197
o        LSI Logic Corp.                      426,564         28,793
         KeyCorp                            1,300,905         28,782
         The Chubb Corp.                      510,849         28,767
         Texas Utilities Co.                  801,343         28,498
         Paychex, Inc.                        711,772         28,471
o        KLA-Tencor Corp.                     255,083         28,410
o        Unisys Corp.                         885,737         28,288
o        Seagate Technology Inc.              603,931         28,121
o        Staples, Inc.                      1,345,293         27,915
         Wrigley, (Wm.) Jr. Co.               336,517         27,910
         Capital One Financial Corp.          571,667         27,547
         Tandy Corp.                          559,436         27,517
         Dover Corp.                          603,549         27,386
         Alcan Aluminium Ltd.                 654,774         26,968
         The Limited, Inc.                    619,757         26,843
         United Healthcare Corp.              501,908         26,664
         Rockwell International Corp.         553,886         26,517
         Edison International               1,005,123         26,322
         Ingersoll-Rand Co.                   477,974         26,318
         Circuit City Stores, Inc.            581,586         26,208
o        Boston Scientific Corp.            1,197,214         26,189
         Ralston-Ralston Purina Group         936,332         26,100
         BB&T Corp.                           952,201         26,066
         Delphi Automotive
           Systems Corp.                    1,638,068         25,800
         Union Carbide Corp.                  385,568         25,737
         Rohm & Haas Co.                      632,139         25,720
         El Paso Energy Corp.                 659,767         25,607
         The Quaker Oats Co.                  387,341         25,419
         Georgia Pacific Group                497,166         25,231
         Lockheed Martin Corp.              1,145,641         25,061
         New York Times Co. Class A           504,165         24,767
         Coca-Cola Enterprises, Inc.        1,230,282         24,759
         IMS Health, Inc.                     906,760         24,653
         Aetna Inc.                           433,941         24,219
         Avery Dennison Corp.                 328,907         23,969
         Kansas City Southern
           Industries, Inc.                   319,844         23,868
         Adobe Systems, Inc.                  353,245         23,756
         Newell Rubbermaid, Inc.              818,334         23,732
         Southwest Airlines Co.             1,460,590         23,643
         Unocal Corp.                         702,605         23,581
         Franklin Resources Corp.             729,862         23,401
         Avon Products, Inc.                  708,884         23,393
         Praxair, Inc.                        462,050         23,247
         Lincoln National Corp.               575,666         23,027
         Occidental Petroleum Corp.         1,054,681         22,807
         PG&E Corp.                         1,111,534         22,786
         Marriott International, Inc.
           Class A                            720,121         22,729
         Norfolk Southern Corp.             1,105,871         22,670
         Air Products & Chemicals, Inc.       664,712         22,309
         FPL Group, Inc.                      519,707         22,250
         UnumProvident Corp.                  692,146         22,192
         St. Paul Cos., Inc.                  657,092         22,136
         Public Service Enterprise
           Group, Inc.                        635,747         22,132
         USX-Marathon Group                   895,017         22,096
         Consolidated Edison Inc.             639,829         22,074
         AmSouth Bancorp                    1,139,321         22,003
         Coastal Corp.                        617,778         21,892
         Republic New York Corp.              303,401         21,845
         Dominion Resources, Inc.             555,795         21,815
         Archer-Daniels-Midland Co        . 1,787,675         21,787
         Molex, Inc.                          378,111         21,434
         Raytheon Co. Class B                 805,823         21,405
o        Tenet Healthcare Corp.               900,292         21,157
         Comerica, Inc.                       452,420         21,122
o        Parametric Technology Corp.          779,272         21,089
         Unicom Corp.                         629,207         21,078
         Jefferson-Pilot Corp.                305,169         20,828
o        National Semiconductor Corp.         486,118         20,812
         Burlington Resources, Inc.           627,803         20,757
         Transocean Sedco Forex Inc.          598,175         20,151
         Baker Hughes, Inc.                   952,060         20,053
         Barrick Gold Corp.                 1,128,943         19,968
         Delta Air Lines, Inc.                399,494         19,900
         Danaher Corp.                        411,481         19,854
         CSX Corp.                            631,037         19,799
         SLM Holding Corp.                    465,894         19,684
         Reliant Energy, Inc.                 856,217         19,586
         Becton, Dickinson & Co.              724,548         19,382
         Hershey Foods Corp.                  403,918         19,186
         CenturyTel, Inc.                     404,251         19,151
         MGIC Investment Corp.                316,068         19,023
         Allergan, Inc.                       382,165         19,013
         Loews Corp.                          311,408         18,899

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                               SHARES          (000)
--------------------------------------------------------------------
         TJX Cos., Inc.                       919,970         18,802
         PECO Energy Corp.                    540,170         18,771
         Entergy Corp.                        714,365         18,395
         McKesson HBOC, Inc.                  814,220         18,371
         SouthTrust Corp.                     484,731         18,329
         TRW, Inc.                            350,934         18,227
         Consolidated Natural Gas Co.         277,661         18,031
         American Electric Power Co., Inc.    559,820         17,984
         Dow Jones & Co., Inc.                262,993         17,884
         Fort James Corp.                     639,929         17,518
         Dollar General Corp.                 759,57          17,280
         Champion International Corp.         278,403         17,244
o        Tricon Global Restaurants, Inc.      445,591         17,211
         Conseco Inc.                         946,793         16,924
o        PeopleSoft, Inc.                     775,772         16,534
         PaineWebber Group, Inc.              421,486         16,359
         Union Planters Corp.                 413,923         16,324
         Regions Financial Corp.              648,269         16,288
         Parker Hannifin Corp.                314,004         16,112
         Golden West Financial Corp.          477,880         16,009
         Mattel, Inc.                        1,216,535        15,967
         Fortune Brands, Inc.                 481,815         15,930
         Huntington Bancshares Inc.           666,640         15,916
         Summit Bancorp                       512,637         15,700
         Synovus Financial Corp.              785,146         15,605
         Kerr-McGee Corp.                     250,172         15,511
         Progressive Corp. of Ohio            211,192         15,443
         FirstEnergy Corp.                    678,217         15,387
         MBIA, Inc.                           289,255         15,276
         J.C. Penney Co., Inc.                762,932         15,211
         Eaton Corp.                          208,945         15,175
         Bear Stearns Co., Inc.               354,068         15,136
         Phelps Dodge Corp.                   225,445         15,133
         Columbia Energy Group                237,434         15,018
         Willamette Industries, Inc.          323,001         14,999
o        Adaptec, Inc.                        299,041         14,915
         Cincinnati Financial Corp.           477,674         14,897
         Amerada Hess Corp.                   262,162         14,878
         Ecolab, Inc.                         374,798         14,664
         Dana Corp.                           480,475         14,384
o        Kmart Corp.                        1,429,197         14,381
         Whirlpool Corp.                      218,318         14,204
         Carolina Power & Light Co.           461,936         14,060
o        Bed Bath & Beyond, Inc.              404,401         14,053
         Johnson Controls, Inc.               246,526         14,021
         Knight Ridder                        234,392         13,946
         Reynolds Metals Co.                  181,928         13,940
o        AutoZone Inc.                        430,850         13,922
         Nucor Corp.                          252,615         13,846
         Dun & Bradstreet Corp.               466,124         13,751
         DTE Energy Co.                       419,826         13,172
         Black & Decker Corp.                 252,008         13,167
o        Cabletron Systems, Inc.              502,797         13,073
o        Inco Ltd.                            554,779         13,037
         Biomet, Inc.                         325,360         13,014
         Ameren Corp.                         397,252         13,010
         T. Rowe Price                        351,420         12,981
         W.W. Grainger, Inc.                  270,275         12,923
         The Mead Corp.                       296,278         12,870
         Genuine Parts Co.                    517,282         12,835
         The Goodyear Tire & Rubber Co.       451,781         12,735
         UST, Inc.                            504,001         12,695
         Anadarko Petroleum Corp.             368,135         12,563
o        Wellpoint Health Networks Inc.
           Class A                            190,446         12,558
         Constellation Energy Group           432,916         12,555
o        Sealed Air Corp.                     242,035         12,540
         H & R Block, Inc.                    282,625         12,365
o        Advanced Micro Devices, Inc.         426,133         12,331
         Central & South West Corp.           615,622         12,312
         Scientific-Atlanta, Inc.             221,254         12,307
         Leggett & Platt, Inc.                570,283         12,225
         Apache Corp.                         329,620         12,175
         Old Kent Financial Corp.             343,683         12,158
         Maytag Corp.                         252,667         12,128
         Sempra Energy                        695,700         12,088
         Florida Progress Corp.               283,686         12,003
         Tosco Corp.                          441,382         12,000
         Newmont Mining Corp.                 483,949         11,857
         International Flavors &
           Fragrances, Inc.                   307,294         11,600
         The Times Mirror Co. Class A         172,810         11,578
         Vulcan Materials Co.                 289,751         11,572
         Brown-Forman Corp. Class B           198,291         11,352
         Bausch & Lomb, Inc.                  165,813         11,348
o        Owens-Illinois, Inc.                 451,311         11,311
         Torchmark Corp.                      385,163         11,194
o        Office Depot, Inc.                 1,021,060         11,168
         Cinergy Corp.                        459,968         11,097
         Cooper Industries, Inc.              273,487         11,059
         GPU, Inc.                            363,204         10,873
         Northrop Grumman Corp.               200,980         10,865
         Eastman Chemical Co.                 226,370         10,795
         Hasbro, Inc.                         563,684         10,745
         CMS Energy Corp.                     341,850         10,661
         Temple-Inland Inc.                   161,564         10,653
         Nordstrom, Inc.                      405,375         10,616
         Comcast Corp. Class A                218,396         10,456
         PP&L Resources Inc.                  456,082         10,433
         VF Corp.                             344,198         10,326
         Sherwin-Williams Co.                 490,543         10,301
         Winn-Dixie Stores, Inc.              430,133         10,296
         Hilton Hotels Corp.                1,067,436         10,274
o        Toys R Us, Inc.                      716,644         10,257
o        ALZA Corp.                           294,038         10,181
         New Century Energies, Inc.           333,673         10,135
         Placer Dome, Inc.                    940,493         10,110
         Fluor Corp.                          219,436         10,067
         PACCAR, Inc.                         226,597         10,041
         Nabisco Group Holdings Corp.         944,020         10,030
o        Watson Pharmaceuticals, Inc.         276,458          9,901
o        Harrah's Entertainment, Inc.         371,450          9,820
         Equifax, Inc.                        416,249          9,808
         SAFECO Corp.                         380,824          9,473
         Westvaco Corp.                       289,952          9,460
         Union Pacific Resources
           Group, Inc.                        730,078          9,308
         R.R. Donnelley & Sons Co.            369,691          9,173
o        Navistar International Corp.         191,509          9,073
o        Ceridian Corp.                       419,005          9,035
o        Mirage Resorts, Inc.                 575,998          8,820

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
INSTITUTIONAL INDEX FUND                       SHARES          (000)
--------------------------------------------------------------------
         Sigma-Aldrich Corp.                  291,956          8,777
         The BFGoodrich Co.                   317,841          8,741
         Northern States Power Co.            446,309          8,703
         Hercules, Inc.                       306,975          8,557
         ITT Industries, Inc.                 255,017          8,527
o        Freeport-McMoRan Copper &
           Gold Inc. Class B                  400,647          8,464
         USX-U.S. Steel Group                 255,418          8,429
         Rite Aid Corp.                       744,903          8,334
         Harcourt General, Inc.               206,309          8,304
         Countrywide Credit Industries, Inc.  326,966          8,256
         SuperValu Inc.                       402,027          8,041
         Crown Cork & Seal Co., Inc.          354,723          7,937
         C.R. Bard, Inc.                      148,286          7,859
         The Stanley Works                    257,285          7,751
         Pall Corp.                           359,218          7,746
o        Niagara Mohawk Holdings Inc.         543,636          7,577
o        St. Jude Medical, Inc.               245,003          7,519
         Pinnacle West Capital Corp.          245,295          7,497
         Wendy's International, Inc.          352,520          7,271
         Darden Restaurants Inc.              382,570          6,934
         Engelhard Corp.                      364,418          6,878
o        Thermo Electron Corp.                457,044          6,856
         Ashland, Inc.                        207,829          6,845
         Liz Claiborne, Inc.                  177,853          6,692
         Boise Cascade Corp.                  165,079          6,686
o        US Airways Group, Inc.               207,514          6,653
         Mallinckrodt, Inc.                   205,502          6,538
         Great Lakes Chemical Corp.           169,315          6,466
o        HEALTHSOUTH Corp.                  1,202,116          6,461
         Dillard's Inc.                       309,524          6,248
         Meredith Corp.                       148,970          6,210
o        Quintiles Transnational Corp.        329,202          6,152
         Allegheny Technologies Inc.          274,100          6,150
         Sunoco, Inc.                         260,854          6,130
         Deluxe Corp.                         219,581          6,025
         Brunswick Corp.                      266,288          5,925
         Homestake Mining Co.                 753,175          5,884
         Cummins Engine Co., Inc.             120,404          5,817
         Autodesk, Inc.                       168,777          5,696
         Adolph Coors Co. Class B             106,963          5,616
         PerkinElmer, Inc.                    132,765          5,535
         Service Corp. International          790,286          5,483
o        Silicon Graphics, Inc.               543,421          5,332
         Bemis Co., Inc.                      151,853          5,296
o        FMC Corp.                             92,064          5,276
         Thomas & Betts Corp.                 164,694          5,250
o        Rowan Cos., Inc.                     241,657          5,241
o        Pactiv Corp.                         493,205          5,240
         Tektronix, Inc.                      134,356          5,223
o        Consolidated Stores, Inc.            319,886          5,198
         Snap-On Inc.                         190,144          5,051
o        Manor Care, Inc.                     310,319          4,965
         Millipore Corp.                      128,384          4,959
o        Allied Waste Industries, Inc.        547,495          4,825
         American Greetings Corp. Class A     195,637          4,622
         Ryder System, Inc.                   185,873          4,542
         Eastern Enterprises                   77,704          4,463
         Louisiana-Pacific Corp.              312,007          4,446
o        Andrew Corp.                         234,707          4,445
         NICOR, Inc.                          135,809          4,414
         Worthington Industries, Inc.         263,940          4,371
         Centex Corp.                         172,500          4,259
         Raytheon Co. Class A                 171,471          4,255
         Alberto-Culver Co. Class B           158,775          4,098
o        Humana, Inc.                         478,308          3,916
         Crane Co.                            195,944          3,894
         Shared Medical Systems Corp.          76,048          3,874
         Armstrong World Industries Inc.      114,174          3,811
         Potlatch Corp.                        84,118          3,754
         The Timken Co.                       179,882          3,676
         Briggs & Stratton Corp.               67,657          3,628
         Ball Corp.                            88,045          3,467
         National Service Industries, Inc.    117,471          3,465
         Cooper Tire & Rubber Co.             219,499          3,416
         Peoples Energy Corp.                 101,919          3,414
         Kaufman & Broad Home Corp.           137,531          3,327
         Great Atlantic & Pacific Tea
            Co., Inc.                         110,956          3,093
o        Bethlehem Steel Corp.                369,122          3,091
         Owens Corning                        158,676          3,064
         Longs Drug Stores, Inc.              112,257          2,898
         IKON Office Solutions, Inc.          424,616          2,893
o        W.R. Grace & Co.                     205,136          2,846
         Tupperware Corp.                     165,425          2,802
         Pulte Corp.                          124,230          2,795
         Polaroid Corp.                       126,806          2,386
         Jostens Inc.                          97,473          2,370
         ONEOK, Inc.                           90,828          2,282
o        Viacom Inc. Class A                   36,030          2,178
         Springs Industries Inc. Class A       51,921          2,074
         Fleetwood Enterprises, Inc.           96,046          1,981
         Russell Corp.                         97,875          1,639
         Milacron Inc.                        106,064          1,631
         McDermott International, Inc.        169,421          1,535
o        Freeport-McMoRan Copper &
            Gold, Inc. Class A                 72,417          1,344
         The Pep Boys (Manny,
            Moe & Jack)                       146,145          1,334
o        Reebok International Ltd.            157,580          1,290
         NACCO Industries, Inc. Class A        22,266          1,237
         Foster Wheeler Corp.                 112,017            994
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $20,971,329)                                        35,668,173
--------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.6%)(1)
--------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2) 5.57%, 2/3/2000                             3,000          2,984
Federal National Mortgage Assn.
(2) 5.35%, 1/18/2000                            5,000          4,989
(2) 5.64%, 1/21/2000                            3,000          2,992
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
         Obligations in a Pooled
         Cash Account
         3.25%, 1/3/2000                       70,691         70,691
         3.47%, 1/3/2000--Note E              131,250        131,250
--------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $212,903)                                              212,906
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                                               (000)
--------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (Cost $21,184,232)                                     35,881,079
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------
Other Assets                                                 429,782
Liabilities--Note E                                         (532,260)
                                                           ---------
                                                            (102,478)
--------------------------------------------------------------------
NET ASSETS (100%)                                        $35,778,601
====================================================================
* See Note A in Notes to Financial Statements.
o Non-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts.
   After giving effect to futures investments, the fund's
   effective  common stock and temporary cash investment
   positions represent 100% and 0.3%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security   segregated  as  initial  margin  for  open  futures
   contracts.
ADR--American Depositary Receipt.
--------------------------------------------------------------------
                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
Paid in Capital--Note C                                  $21,085,706
Undistributed Net Investment Income                              410
Overdistributed Net Realized Gains--Note C                    (5,546)
Unrealized Appreciation--Note D
Investment Securities                                     14,696,847
Futures Contracts                                              1,184
--------------------------------------------------------------------
NET ASSETS                                               $35,778,601
====================================================================
Institutional Shares--Net Assets
Applicable to 215,782,310 outstanding $.001
 par value shares of beneficial  interest
 (unlimited  authorization)                              $28,918,082
====================================================================
NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                      $134.02
====================================================================
Plus Shares--Net Assets
Applicable to 51,190,346 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                $6,860,519
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 PLUS SHARES                                                 $134.02
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND
                                                    YEAR ENDED DECEMBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends                                                    $  406,182
         Interest                                                          7,512
         Security Lending                                                  1,206
                                                                      ----------
                  Total Income                                           414,900
                                                                      ----------
EXPENSES
         The Vanguard Group--Note B
                  Management and Administrative                            6,344
                  Shareholder Services--Institutional Shares              10,209
                  Shareholder Services--Plus Shares                          305
                                                                      ----------
                  Total Expenses                                          16,858
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    398,042
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold                                    2,507,411
         Futures Contracts                                                17,151
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                      2,524,562
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                         3,298,596
         Futures Contracts                                                    30
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       3,298,626
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $6,221,230
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed
in  the  Statement  of  Operations.   The  amounts  shown  as  Distributions  to
shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND
                                                         YEAR ENDED DECEMBER 31
                                                    ----------------------------
                                                            1999          1998
                                                            (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                 398,042       329,784
   Realized Net Gain                                   2,524,562       973,438
   Change in Unrealized Appreciation (Depreciation)    3,298,626     4,558,793
                                                    ----------------------------
            Net Increase in Net Assets
            Resulting from Operations                  6,221,230     5,862,015
                                                    ----------------------------
DISTRIBUTIONS
   Net Investment Income
       Institutional Shares                             (321,409)     (265,299)
       Plus Shares                                       (79,609)      (61,192)
   Realized Capital Gain
            Institutional Shares                        (203,084)     (173,026)
                  Plus Shares                            (49,082)      (38,070
                                                    ----------------------------
                           Total Distributions          (653,184)     (537,587
                                                    ----------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES1
   Issued                                             10,303,020     7,240,319
   Issued in Lieu of Cash Distributions                  477,316       397,936
   Redeemed                                           (8,693,972)   (4,971,503)
                                                    ----------------------------
            Net Increase--Institutional Shares         2,086,364     2,666,752
                                                    ----------------------------
CAPITAL SHARE TRANSACTIONS--PLUS SHARES2
   Issued                                              3,550,850     1,688,651
   Issued in Lieu of Cash Distributions                  119,924        97,590
   Redeemed                                           (2,835,223)   (1,324,588)
                                                    ----------------------------
            Net Increase--Plus Shares                    835,551       461,653
--------------------------------------------------------------------------------
   Total Increase                                      8,489,961     8,452,833
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                  27,288,640    18,835,807
   End of Year                                       $35,778,601   $27,288,640
================================================================================
1Shares Issued (Redeemed)--Institutional Shares
   Issued                                                 85,337        72,174
   Issued in Lieu of Cash Distributions                    3,891         3,762
   Redeemed                                              (71,396)      (49,354)
                                                    ----------------------------
            Net Increase in Shares Outstanding            17,832        26,582
================================================================================
2Shares Issued (Redeemed)--Plus Shares
   Issued                                                 29,551        16,963
   Issued in Lieu of Cash Distributions                      978           924
   Redeemed                                              (23,207)      (12,964)
                                                    ----------------------------
            Net Increase in Shares Outstanding             7,322         4,923
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------
                                                         INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
                                                                     YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1999      1998    1997    1996     1995
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $112.85  $  89.56  $68.86  $57.93    $43.22
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                               1.501     1.429   1.391    1.38      1.28
         Net Realized and Unrealized Gain (Loss)
           on Investments                                   22.143    24.177  21.415   11.90     14.86
                                                         ---------------------------------------------
                  Total from Investment Operations          23.644    25.606  22.806   13.28     16.14
                                                         ---------------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income               (1.514)   (1.416) (1.391)  (1.36)    (1.27)
         Distributions from Realized Capital Gains           (.960)    (.900)  (.715)   (.99)     (.16)
                                                         ---------------------------------------------
                  Total Distributions                       (2.474)   (2.316) (2.106)  (2.35)    (1.43)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $134.02   $112.85  $89.56  $68.86    $57.93
======================================================================================================
TOTAL RETURN                                                 21.17%    28.79%  33.36%  23.06%    37.60%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                $28,918   $22,338 $15,348 $11,426    $6,674
         Ratio of Total Expenses to Average Net Assets        0.06%     0.06    0.06%   0.06%     0.06%
         Ratio of Net Investment Income to Average Net Assets 1.25%     1.46%   1.77%   2.18%     2.49%
         Portfolio Turnover Rate*                               14%       11%      7%      9%        4%
======================================================================================================
*Portfolio  turnover rates excluding in-kind redemptions were 3%, 7%, 6%, 9%,and 4%, respectively.

---------------------------------------------------------------------------------------------------
                                                              INSTITUTIONAL INDEX FUND PLUS SHARES
                                                              YEAR ENDED DECEMBER  31,
                                                              ------------------------

                                                                                         JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        1999     1998   DEC. 31, 1997
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $112.85  $  89.56         $84.91
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                       1.542     1.464           .681
         Net Realized and Unrealized Gain (Loss) on Investments     22.143    24.177          5.455
                                                                  ----------------------------------
                  Total from Investment Operations                  23.685    25.641          6.136
                                                                  ----------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                       (1.555)   (1.451)         (.866)
         Distributions from Realized Capital Gains                   (.960)    (.900)         (.620)
                   Total Distributions                              (2.515)   (2.351)        (1.486)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $134.02   $112.85         $89.56
====================================================================================================
TOTAL RETURN                                                         21.21%    28.83%         7.29%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period (Millions)                       $6,861    $4,951         $3,488
         Ratio of Total Expenses to Average Net Assets               0.025%    0.025%      0.025%**
         Ratio of Net Investment Income to Average Net Assets         1.29%     1.49%       1.72%**
         Portfolio Turnover Rate+                                       14%       11%            7%
===================================================================================================

 *Inception.
**Annualized.
 +Portfolio turnover rates excluding in-kind redemptions were 3%, 7%, and 6%, respectively.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Plus Shares. Plus Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $200 million. Institutional Shares are offered to other institutional investors that have a minimum investment of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The fund, along with members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. For the year ended December 31, 1999, the fees for such services were 0.06% and 0.025%, respectively, of average net assets for the Institutional and Plus Shares of the fund, of which 0.04% and 0.005%, respectively, related to class-specific shareholder services. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the year ended December 31, 1999, the fund purchased $7,153,897,000 of investment securities and sold $4,481,648,000 of investment securities, other than temporary cash investments.

         During the year ended December 31, 1999, the fund realized $2,380,827,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

D. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $14,696,847,000, consisting of unrealized gains of $15,727,931,000 on securities that had risen in value since their purchase and $1,031,084,000 in unrealized losses on securities that had fallen in value since their purchase.

         At December 31, 1999, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation were:

         -----------------------------------------------------------------------
                                                     (000)
                              --------------------------------------------------
                                 NUMBER OF         AGGREGATE
                                   LONG            SETTLEMENT        UNREALIZED
         FUTURES CONTRACTS       CONTRACTS           VALUE          APPRECIATION
         -----------------------------------------------------------------------
         S&P 500 Index              328            $121,704           $1,184
         -----------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

E. The market value of securities on loan to broker/dealers at December 31, 1999, was $128,125,000, for which the fund held cash collateral of $131,250,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Institutional Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000
--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD INSTITUTIONAL INDEX FUND

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $223,309,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 91.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE     (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O.WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp. J.

LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO Information Technology.
JAMES H. GATELY Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All  comparative   mutual  fund  data  are  from  Lipper  Inc.  or  Morningstar,
Inc.,unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q940-02/15/2000
(C) 2000 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.